SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class A Shares
Fiscal period ending:  September 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,046    $1,312       $2,253

T   =  Average Annual
       Total Return               4.63%     5.57%        8.46%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends            $9,526,072

Expenses                          $1,273,479

Reimbursement                             $0

Average shares                   228,392,547

NAV                                    $9.12

Sales Charge                           4.75%

POP                                    $9.57

Yield at POP                           4.57%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.57%               4.57%
 ------      =       ------              =        7.57%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class B Shares
Fiscal period ending:  September 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,042      $1,309    $2,188

T   =  Average Annual
       Total Return              4.18%       5.53%     8.14%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends            $1,134,772

Expenses                            $283,910

Reimbursement                             $0

Average shares                    27,205,395

NAV                                    $9.12

Maximum Contingent Deferred
    Sales Charge                        5.0%

Yield at NAV                           4.15%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.15%               4.15%
 ------      =       ------              =        6.87%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax Exempt Income Fund -- Class M Shares
Fiscal period ending: September 30, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,060    $1,310       $2,197

T   =  Average Annual
       Total Return              6.05%     5.55%        8.19%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends               $35,507

Expenses                              $6,682

Reimbursement                             $0

Average shares                       849,812

NAV                                    $9.14

Sales Charge                           3.25%

POP                                    $9.45

Yield at POP                           4.35%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.35%               4.35%
 ------      =       ------              =        7.20%
1-39.6%              .604%